UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 6, 2005

Date of Report (date of earliest event reported)

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 East Middlefield Road
Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 6, 2005, the Compensation Committee (the Committee) of the Board of Directors of Synopsys, Inc. (the Company) approved the following compensation arrangements relating to executive officers of the Company.

Increase in Base Salary. The Committee increased the base salary of Aart J. de Geus, Chairman and Chief Executive Officer of the Company, from $420,000 to $450,000, effective as of October 31, 2005.

Approval of Fiscal 2005 Bonuses. The Committee approved payment of the bonuses set forth below to the Chief Executive Officer and next four most highly compensated executive officers whose salary and bonus during fiscal 2004 exceeded $100,000. The bonuses were paid pursuant to the Company’s Fiscal 2005 Executive Incentive Plan adopted April 20, 2005 and, in the case of the Senior Vice President, Worldwide Sales, the FY05 Individual Compensation Plan for Principal Sales Officer dated April 20, 2005.

Name and Position	Fiscal 2005 Bonus Amount
Aart J. de Geus, Chief Executive Officer and Chairman of the Board	$1,100,000
Chi-Foon Chan, President and Chief Operating Officer	$820,000
Vicki L. Andrews, Senior Vice President, Worldwide Sales	$600,000
Antun Domic, Senior Vice President and General Manager, Implementation Group	$350,000
Raul Camposano, Senior Vice President and General Manager, Silicon Engineering Group	$330,000

Adoption of Incentive Plan. The Committee adopted the Executive Operating Plan Incentive under which executive officers are eligible to receive cash and stock option awards that would become payable or vest upon achievement of specified financial targets.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
10.32	Company’s Fiscal 2005 Executive Incentive Plan adopted April 20, 2005(1)(2)
10.33	FY05 Individual Compensation Plan for Principal Sales Officer dated April 20, 2005(1)(3)
10.35	Form of Synopsys, Inc. Executive Operating Plan Incentive(1)

(1)          Compensatory plan or agreement in which an executive officer or director participates.

(2)          Incorporated by reference from exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2005 filed with the Securities and Exchange Commission on June 2, 2005.

(3)          Incorporated by reference from exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 27, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2005	SYNOPSYS, INC.

/s/ Rex S. Jackson
	Name:	Rex S. Jackson
	Title:	Senior Vice President, Acting Chief Financial Officer, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
10.32	Company’s Fiscal 2005 Executive Incentive Plan adopted April 20, 2005(1)(2)
10.33	FY05 Individual Compensation Plan for Principal Sales Officer dated April 20, 2005(1)(3)
10.35	Form of Synopsys, Inc. Executive Operating Plan Incentive(1)

(1)          Compensatory plan or agreement in which an executive officer or director participates.

(2)          Incorporated by reference from exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2005 filed with the Securities and Exchange Commission on June 2, 2005.

(3)          Incorporated by reference from exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 27, 2005.